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                                                                    EXHIBIT 23.2



                          CONSENT OF ERNST & YOUNG LLP



     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 26, 1996, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-4604) and related Prospectus of Gliatech Inc. for the registration of 1,750,000 shares of its Common Stock.



                                          ERNST & YOUNG LLP


Cleveland, Ohio


May 15, 1996